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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 11, 2003

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-19480                58-1651222
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

               2840 MT. WILKINSON PARKWAY, ATLANTA, GEORGIA 30339
                    (Address of Principal Executive Offices)

                                 (770) 444-5300
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On September 11, 2003, Per-Se Technologies, Inc., a Delaware corporation (the "Registrant"), issued a press release (the "Press Release") announcing that it has entered into a Credit Agreement, dated as of September 11, 2003 (the "Credit Agreement"), by and among the Registrant, certain subsidiaries of the Registrant identified therein, as Guarantors, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent.

         Pursuant to General Instruction F to Form 8-K, the Credit Agreement and the Press Release are attached hereto as Exhibits 10.1 and 99.1, respectively, and only those portions of the Press Release related to the Credit Agreement are incorporated into this Item 5 by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
                  EXHIBITS.

(c)      Exhibits.

       Exhibit                   Description

       10.1 Credit Agreement, dated as of September 11, 2003, by and among the Registrant, certain subsidiaries of the Registrant identified therein, as Guarantors, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent.

       99.1                      Press Release dated September 11, 2003.*

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* Certain portions of the Press Release are "furnished" and not "filed," as described in Items 5 and 9 of this Current Report on Form 8-K.

ITEM 9.           REGULATION FD DISCLOSURE.

         In the Press Release, the Registrant also announced the completion of its cash tender offer (the "Tender Offer") to purchase its Series B 9 1/2% Senior Notes due 2005, as guaranteed by certain subsidiaries of the Registrant.

         Pursuant to General Instruction F to Form 8-K, the Press Release is attached hereto as Exhibit 99.1, and those portions of the Press Release related to the Tender Offer are incorporated into this Item 9 by reference. The information contained in this Item 9, including the related information set forth in the exhibits attached hereto and incorporated by reference herein, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 9 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 11, 2003                     PER-SE TECHNOLOGIES, INC.

                                       By: /s/ Chris E. Perkins
                                          -----------------------------------
                                           Chris E. Perkins
                                           Executive Vice President and
                                           Chief Financial Officer

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                                INDEX TO EXHIBITS

       Exhibit

       10.1 Credit Agreement, dated as of September 11, 2003, by and among the Registrant, certain subsidiaries of the Registrant identified therein, as Guarantors, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent.

       99.1                      Press Release dated September 11, 2003.*

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* Certain portions of the Press Release are "furnished" and not "filed," as described in Items 5 and 9 of this Current Report on Form 8-K.